UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 8, 2011

Date of report (Date of earliest event reported)

California Pizza Kitchen, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31149	95-4040623
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6053 West Century Boulevard, 11th Floor Los Angeles, California	90045-6438
(Address of Principal Executive Offices)	(Zip Code)

(310) 342-5000

(Registrant’s telephone number including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 8, 2011, California Pizza Kitchen, Inc. (the “Company”) issued a press release announcing the commencement of the previously announced tender offer by CPK Holdings Inc. and CPK Merger Sub Inc. to acquire all of the outstanding shares of common stock, $0.01 par value per share, of the Company at a purchase price of $18.50 per share in cash.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release, issued by the Company, dated June 8, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA PIZZA KITCHEN, INC. a Delaware corporation

Dated: June 8, 2011

	By:	/s/ Richard L. Rosenfield
Co-Chairman of the Board, Co-Chief Executive Officer, and Co-President

	By:	/s/ Larry S. Flax
Co-Chairman of the Board, Co-Chief Executive Officer, and Co-President

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, issued by the Company, dated June 8, 2011